Other Current Assets	12 Months Ended
Dec. 31, 2025
Other Current Assets
Other Current Assets

Note 9 –Other Current Assets

Other current assets comprised the following:

	At December 31,	At December 31,
	2025	2024
Deposits related to the CRA audits	$50.2	$—
Tax receivables	15.2	8.1
Prepaid expenses	2.7	2.5
Debt issue costs	0.4	0.4
	$68.5	$11.0

Deposits related to the CRA audits represent cash on deposit totaling $44.7 million (C$61.4 million) plus accrued interest of $5.5 million (C$7.5 million). As at December 31, 2025, these amounts have been classified to current assets as the Company expects to recover the balance within twelve months as a result of the CRA Settlement, as referenced in Note 28 (b). Subsequent to year-end, the Company received refunds of its cash security deposits totaling $30.0 million (C$41.2 million), with the remaining balance expected to be returned in the short-term.